Exhibit 10.13

FIRST AMENDMENT (this “Amendment”) dated as of May 12, 2014, among MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC., a Delaware corporation (“Holdings”), MOMENTIVE PERFORMANCE MATERIALS INC., a Delaware corporation (“Intermediate Holdings”), MOMENTIVE PERFORMANCE MATERIALS USA INC., a Delaware corporation (the “U.S. Borrower”), MOMENTIVE PERFORMANCE MATERIALS GMBH, a company organized under the laws of Germany (the “Germany Silicone Borrower”), MOMENTIVE PERFORMANCE MATERIALS QUARTZ GMBH, a company organized under the laws of Germany (the “Germany Quartz Borrower”), MOMENTIVE PERFORMANCE MATERIALS NOVA SCOTIA ULC, an unlimited company incorporated under the laws of the Province of Nova Scotia, Canada (the “Canadian Borrower”; the Canadian Borrower, the Germany Silicone Borrower, the Germany Quartz Borrower and the U.S. Borrower, each a “Borrower” and collectively the “Borrowers”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) under the AMENDED AND RESTATED SENIOR SECURED DEBTOR-IN-POSSESSION AND EXIT ASSET-BASED REVOLVING CREDIT AGREEMENT dated as of April 15, 2014, among Holdings, Intermediate Holdings, the Borrowers, the Lenders party thereto from time to time and the agents, arrangers and bookrunners party thereto (the “Credit Agreement”).
WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers pursuant to the terms and subject to the conditions set forth therein. Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Credit Agreement (as amended hereby); and
WHEREAS, the Loan Parties desire to amend the Credit Agreement on the terms set forth herein;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1.Defined Terms. As used in this Amendment, the following terms have the meanings specified below:
“Amendment No. 1 Effective Date” shall mean the date on which all the conditions set forth or referred to in Section 11 hereof shall have been satisfied (or to the extent permitted under the Credit Agreement, waived by the Administrative Agent and each of the Lenders party hereto).
SECTION 2.Amendments to Section 1.01. (a)    On the Amendment No. 1 Effective Date, Section 1.01 of the Credit Agreement shall be amended by adding the following definitions in the appropriate alphabetical order:
“Tranche A Borrowing Base” shall mean the sum of the Canadian Tranche A Borrowing Base, the Germany Silicone Tranche A Borrowing Base, the Germany Quartz Tranche A Borrowing Base and the U.S. Tranche A Borrowing Base.

“Undisclosed Administration” shall mean, in relation to a Lender, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender is subject to home jurisdiction supervision if applicable law requires that such appointment is not publicly disclosed.
(a)On the Amendment No. 1 Effective Date, the definition of the term “ABR” in Section 1.01 of the Credit Agreement shall be amended by adding the text “Adjusted” in front of each text “LIBO Rate”, each as set forth therein.
(b)On the Amendment No. 1 Effective Date, the definition of the term “Defaulting Lender” in Section 1.01 of the Credit Agreement shall be amended by inserting the text “, other than via an Undisclosed Administration,” immediately after the text “(d) has, or has a direct or indirect parent company that” as set forth therein.
SECTION 3.Amendments to Section 2.01. (a) On the Amendment No. 1 Effective Date, clause (v) of Section 2.01(b) of the Credit Agreement shall be amended by adding the text “Tranche A” immediately after the text “(v) any” and before the text “Revolving Facility Loans” as set forth therein.
(b) On the Amendment No. 1 Effective Date, clause (w) of Section 2.01(b) of the Credit Agreement shall be amended by adding the text “Tranche A” immediately after the text “(w) any” before the text “Revolving Facility Loans” as set forth therein.
(c) On the Amendment No. 1 Effective Date, clause (x) of Section 2.01(b) of the Credit Agreement shall be amended by adding the text “Tranche A” immediately after the text “(x) any” before the text “Revolving Facility Loans” as set forth therein.
(d) On the Amendment No. 1 Effective Date, clause (y) of Section 2.01(b) of the Credit Agreement shall be amended by adding the text “Tranche A” immediately after the text “(y) any” before the text “Revolving Facility Loans” as set forth therein.
(e) On the Amendment No. 1 Effective Date, clause (z) of Section 2.01(b) of the Credit Agreement shall be amended by adding the text “Tranche A” immediately after the text “(z) any” before the text “Revolving Facility Loans” as set forth therein.
(f) On the Amendment No. 1 Effective Date, Section 2.01(b) of the Credit Agreement shall be amended by inserting the text “Tranche A” immediately after the text “and shall bear interest as provided in this Agreement for the” as set forth therein.
(g) On the Amendment No. 1 Effective Date, Clause (B) of Section 2.01(b) of the Credit Agreement shall be amended by inserting the text “Tranche A” immediately after the text “(B) all” and immediately before the text “Lenders shall be bound to make”, each as set forth therein.

SECTION 4.Amendment to Section 2.04. On the Amendment No. 1 Effective Date, Section 2.04(a) of the Credit Agreement shall be amended by deleting the section in its entirety and replacing it with the following text:
“Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans in U.S. Dollars to the U.S. Borrower and Swingline Loans in U.S. Dollars or euro to a German Borrower and Swingline Loans in U.S. Dollars, Canadian Dollars or euro to the Canadian Borrower from time to time during the Availability Period, in the U.S. Dollar Equivalent of an aggregate principal amount at any time outstanding that will not result in (i) the U.S. Dollar Equivalent of the aggregate principal amount of outstanding Swingline Loans to the Borrowers exceeding the lesser of (A) the Swingline Commitment and (B) the Tranche A Borrowing Base, (ii) (x) the aggregate U.S. Revolving Facility Exposure exceeding the U.S. Sublimit and (y) the aggregate principal amount of all outstanding Swingline Loans and Tranche A Revolving Facility Loans, each borrowed by the U.S. Borrower, together with all outstanding Letters of Credit issued on the account of the U.S. Borrower, will not exceed the U.S. Tranche A Borrowing Base, (iii) the Aggregate Revolving Facility Exposure exceeding the lesser of (A) the Aggregate Revolving Facility Commitments and (B) the Global Borrowing Base, (iv) (x) the German Revolving Facility Exposure of Germany Silicone Borrower will not exceed the Germany Silicone Availability and (y) the U.S. Dollar Equivalent of the aggregate principal amount of all outstanding Swingline Loans and Tranche A Revolving Facility Loans, each borrowed by the Germany Silicone Borrower, together with all outstanding Letters of Credit issued on the account of the Germany Silicone Borrower, will not exceed the sum of the Germany Silicone Tranche A Borrowing Base, the Canadian Tranche A Borrowing Base and the U.S. Tranche A Borrowing Base, (v) (x) the German Revolving Facility Exposure of Germany Quartz Borrower will not exceed the Global Borrowing Base and (y) the U.S. Dollar Equivalent of the aggregate principal amount of all outstanding Swingline Loans and Tranche A Revolving Facility Loans, each borrowed by the Germany Quartz Borrower, together with all outstanding Letters of Credit issued on the account of the Germany Quartz Borrower, will not exceed the Tranche A Borrowing Base, (vi)  (x) the aggregate Canadian Revolving Facility Exposure will not exceed the Canadian Sublimit and (y) the U.S. Dollar Equivalent of the aggregate principal amount of all outstanding Swingline Loans and Tranche A Revolving Facility Loans, each borrowed by the Canadian Borrower, together with all outstanding Letters of Credit issued on the account of the Canadian Borrower, will not exceed the sum of the Canadian Tranche A Borrowing Base and the U.S. Tranche A Borrowing Base; provided, that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Borrowing. Within the foregoing limits and subject to the terms and conditions set forth herein, each Borrower may borrow, prepay and reborrow Swingline Loans.”

SECTION 5.    Amendment to Section 2.05. On the Amendment No. 1 Effective Date, Section 2.05(b) of the Credit Agreement shall be amended by deleting all text immediately following the text “(i) the Revolving L/C Exposure will not exceed the lesser of (A) the Letter of Credit Sublimit” set forth therein and replacing it with the following text:
“and (B) the Tranche A Borrowing Base, (ii) Aggregate Revolving Facility Exposure will not exceed the lesser of (A) the Aggregate Revolving Facility Commitments and (B) the Global Borrowing Base, (iii) (x) the aggregate U.S. Revolving Facility Exposure will not exceed the U.S. Sublimit and (y) the aggregate principal amount of all outstanding Letters of Credit issued on the account of the U.S. Borrower, together with all outstanding Swingline Loans and Tranche A Revolving Facility Loans, each borrowed by the U.S. Borrower, will not exceed the U.S. Tranche A Borrowing Base, (iv) (x) the German Revolving Facility Exposure of Germany Silicone Borrower will not exceed the Germany Silicone Availability and (y) the U.S. Dollar Equivalent of the aggregate principal amount of all outstanding Letters of Credit issued on the account of the Germany Silicone Borrower, together with all outstanding Swingline Loans and Tranche A Revolving Facility Loans, each borrowed by the Germany Silicone Borrower, will not exceed the sum of the Germany Silicone Tranche A Borrowing Base, the Canadian Tranche A Borrowing Base and the U.S. Tranche A Borrowing Base, (v) (x) the German Revolving Facility Exposure of Germany Quartz Borrower will not exceed the Global Borrowing Base and (y) the U.S. Dollar Equivalent of the aggregate principal amount of all outstanding Letters of Credit issued on the account of the Germany Quartz Borrower, together with all outstanding Swingline Loans and Tranche A Revolving Facility Loans, each borrowed by the Germany Quartz Borrower, will not exceed the Tranche A Borrowing Base, (vi) (x) the aggregate Canadian Revolving Facility Exposure will not exceed the Canadian Sublimit and (y) the U.S. Dollar Equivalent of the aggregate principal amount of all outstanding Letters of Credit issued on the account of the Canadian Borrower, together with all outstanding Swingline Loans and Tranche A Revolving Facility Loans, each borrowed by the Canadian Borrower, will not exceed the sum of the Canadian Tranche A Borrowing Base and the U.S. Tranche A Borrowing Base and (vii) all conditions precedent in Section 4.01 have been satisfied (or waived by the Required Tranche A Lenders).”
SECTION 6.    Amendment to Section 6.05. On the Amendment No. 1 Effective Date, the last paragraph of Section 6.05 of the Credit Agreement shall be amended by (a) deleting the text “and” immediately before the text “(m)” and replacing it with a comma and (b) adding the text “and (n)” immediately after the text “(m)” and immediately before the text “; provided that”, as set forth therein.
SECTION 7.    Amendment to Section 9.04. On the Amendment No. 1 Effective Date, Section 9.04(d) of the Credit Agreement shall be amended by inserting the text “or any central bank having jurisdiction over such Lender,” immediately after the text “Federal Reserve Bank”, as set forth therein.
SECTION 8.    Amendment to Section 9.08. On the Amendment No. 1 Effective Date, Clause (B) of Section 9.08(e) of the Credit Agreement shall be amended by deleting the text “the Borrower”, as set forth therein, and replacing it with the text “Intermediate Holdings”.

SECTION 9.    Amendment to Exhibit E. On the Amendment No. 1 Effective Date, Exhibit E of the Credit Agreement shall be amended by replacing the Borrowing Base Certificate with the same as set forth in Annex A hereto.
SECTION 10.    Amendment to Schedule 2.01. Effective as of the DIP Closing Date, Schedule 2.01 of the Credit Agreement shall be amended by replacing the commitment schedule with the same as set forth in Annex B hereto.
SECTION 11.    Conditions to Amendments. This Amendment shall not become effective until the Administrative Agent shall have received from Holdings, Intermediate Holdings, the Borrowers, the Required Lenders and the Required Tranche A Lenders, a counterpart of this Amendment signed on behalf of such party.
SECTION 12.    Representations and Warranties. Holdings, Intermediate Holdings, and each Borrower represent and warrant to the Administrative Agent and to each Lender party hereto that:
(a)    This Amendment has been duly authorized, executed and delivered by each Loan Party that is party hereto and constitutes a legal, valid and binding obligation of such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally including in the case of the Debtors only the entry by the Bankruptcy Court of the Interim Order and the Final Order and to the terms thereof, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
(b)    The execution, delivery and performance by each of the Loan Parties of this Amendment party hereto will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents (including any partnership, limited liability company or operating agreements) or by-laws of any such Loan Party, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which any such Loan Party is a party or by which any of them or any of their property is or may be bound (except, in the case of the Debtors only, those entered into prior to the DIP Closing Date), (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section 9(b), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any such Loan Party, other than Permitted Liens.

(c)    The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment No. 1 Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
(d)    Immediately prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
SECTION 13.    Amendments; Counterparts. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, Intermediate Holdings, the Borrowers, the Administrative Agent and the requisite Lenders set forth in the Credit Agreement. This Agreement may be executed in several counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or in portable document format (pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 14.    Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrowers or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. As of the Amendment No. 1 Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute “Loan Documents” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 15.    APPLICABLE LAW; WAIVER OF JURY TRIAL; JURISDICTION. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES TO THE PROVISIONS AS SET FORTH IN SECTIONS 9.11 AND 9.15 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.
SECTION 16.    Expenses. The Borrowers agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment (including reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP), to the extent required by Section 9.05 of the Credit Agreement.

SECTION 17.    Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment.
SECTION 18.    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first above written.
MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC.
By:    /s/ William H. Carter
Name: William H. Carter
Title: Executive Vice President and Chief
Financial Officer

MOMENTIVE PERFORMANCE MATERIALS INC.
By:    /s/ William H. Carter
Name: William H. Carter
Title: Executive Vice President and Chief
Financial Officer

[Signature Page to Amendment No. 1]

MOMENTIVE PERFORMANCE MATERIALS NOVA SCOTIA ULC
By:    /s/ William H. Carter
Name: William H. Carter
Title: President &
Chief Executive Officer

[Signature Page to Amendment No. 1]

MOMENTIVE PERFORMANCE MATERIALS GMBH
By:    /s/ George F. Knight
Name: George F. Knight
Title: General Manager

MOMENTIVE PERFORMANCE MATERIALS QUARTZ GMBH
By:    /s/ George F. Knight
Name: George F. Knight
Title: General Manager

[Signature Page to Amendment No. 1]

MOMENTIVE PERFORMANCE MATERIALS USA INC.
By:    /s/ George F. Knight
Name: George F. Knight
Title: Senior Vice President and Treasurer

[Signature Page to Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:    /s/ Charles O. Freedgood
Name: Charles O. Freedgood
Title: Managing Director

[Signature Page to Amendment No. 1]

UBS AG, STAMFORD BRANCH, as a Lender

By:    /s/ Lana Gifas
Name: Lana Gifas
Title: Director

By:    /s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

[Signature Page to Amendment No. 1]

Deutsche Bank AG New York Branch, as a Lender

By:    /s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

By:    /s/ Michael Shannon
Name: Michael Shannon
Title: Vice President

[Signature Page to Amendment No. 1]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as a Lender

By:    /s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

By:    /s/ Michael D'Onofrio
Name: Michael D'Onofrio
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

CITIBANK, N.A., as a Lender

By:    /s/ Christopher Marino
Name: Christopher Marino
Title: Vice President and Director

[Signature Page to Amendment No. 1]